UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 24, 2008 (April 23, 2008)
---------------------------

Arbor Realty Trust, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959
---------------	-----------	-------------------
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
--------------------------------------------------------------------------------
(Address of principal executive offices) (Zip Code)

(516) 832-8002
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 23, 2008, Arbor Realty Trust, Inc. ("Arbor") and CBRE Realty Finance, Inc. ("CBF") issued a joint press release announcing that they have entered into an agreement (the "Settlement Agreement") ending the contested election for seats on the board of directors of CBF (subject to certain terms and conditions) that was to occur at CBF's 2008 Annual Meeting of Stockholders. A copy of the joint press release issued by Arbor and CBF announcing the Settlement Agreement is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	99.1	Press Release, dated April 23, 2008.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2008	ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated April 23, 2008.